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                                                                  EXHIBIT 10.21

                        WARRANT FOR PURCHASE OF SHARES OF
                                  COMMON STOCK
                          OF MAGSTAR TECHNOLOGIES, INC.

                                 JANUARY 21,2002

         For value received, Richard F. McNamara, or his registered assigns
(the "Holder") is entitled to purchase from MagStar Technologies, Inc., a Minnesota corporation (the "Company"), at any time on or before January 21, 2007, two hundred fifty thousand (250,000) fully paid and non-assessable shares of the Company's common Stock, $.1875 par value (such class of stock being hereinafter referred to as the "Common Stock" and such shares of Common Stock as may be acquired upon exercise hereof being hereinafter referred to as the "Warrant Shares") at an exercise price equal to $0.25 per share (80% of the average of the closing bid and ask prices on January 3, 2002) ("Warrant Exercise Price").

         This Warrant is being issued in connection with the 12% Promissory Note, dated January 21, 2002, issued to Richard F. McNamara, due and payable on January 10, 2005.

         This Warrant is subject to the following provisions, terms and conditions:

         1. The rights represented by the Warrant may be exercised by the Holder, in whole or in part (but not as to a fractional share of Common Stock), by written notice of exercise delivered to the Company accompanied by the surrender of this Warrant (properly endorsed if required) at the principal office of the Company and upon payment to it, by cash, certified check or bank draft, of the warrant exercise price for such shares. In addition, the Holder may elect to pay the full purchase price by receiving a number of shares of Common Stock computed using the following formula:

              Y(A-B)
         X = --------
                A

         Where: X = the number of shares of Common Stock to be issued to the Holder.

                  Y = the number of shares of Common Stock as to which this Warrant is being exercised.

                  A =      the Fair Market Value of one share of Common Stock.

                  B =      Warrant exercise price.

         For purposes of this Section 1, "Fair Market Value" means, with respect to the Company's Common Stock, as of any date (or, if no shares were traded or quoted on such date, as of the next preceding date on which there was such a trade or quote) (a) the mean between the reported high and low sale prices of the Common Stock if the Common Stock is listed, admitted to unlisted trading privileges or reported on any foreign or


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national securities exchange or on the Nasdaq National Market or an equivalent foreign market on which sale prices are reported; (b) if the Common Stock is not so listed, admitted to unlisted trading privileges or reported, the closing bid price as reported by the Nasdaq SmallCap Market, OTC Bulletin Board or the National Quotation Bureau, Inc. or other comparable service; or (c) if the Common Stock is not so listed or reported, such price as the Company's Board of Directors determines in good faith in the exercise of its reasonable discretion.

         The Company agrees that the Warrant Shares so purchased shall be and are deemed to be issued as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such Warrant Shares as aforesaid. Certificates for the shares of Warrant Shares so purchased shall be delivered to the Holder within 15 days after the rights represented by this Warrant shall have been so exercised, and, unless this Warrant has expired, a new Warrant representing the number of Warrant Shares, if any, with respect to which this Warrant has not been exercised shall also be delivered to the Holder within such time. Notwithstanding the foregoing, however, the Company shall not be required to deliver any certificates for the Warrant shares, except in accordance with the provisions and subject to the limitations of Paragraph 5 below.

         2. The Company covenants and agrees that all Warrant Shares that may be issued upon the exercise of this Warrant will, upon issuance, be duly authorized and issued, fully paid and non-assessable. The Company further covenants and agrees that until expiration of this Warrant, the Company will at all times have authorized, and reserved for the purpose of issuance or transfer upon exercise of this Warrant, a sufficient number of shares of Common Stock to provide for the exercise of this Warrant.

         3. The foregoing provisions are, however, subject to the following:

                  (a) The Warrant Exercise Price shall be subject to adjustment from time to time as hereinafter provided. Upon each adjustment of the Warrant Exercise Price, the Holder of this Warrant shall thereafter be entitled to purchase, at the Warrant Exercise Price resulting from such adjustment, the number of shares obtained by multiplying the Warrant Exercise Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the Warrant Exercise Price resulting from such adjustment.

                  (b) In case the Company shall at any time subdivide the outstanding Common Stock into a greater number of shares or declare a dividend payable in Common Stock, the Warrant Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding Common Stock shall be combined into a smaller number of shares, the Warrant Exercise Price in effect immediately prior to such combination shall be proportionately increased.


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                  (c)      If any capital reorganization or reclassification of
         the capital stock of the Company, or consolidation or merger of the Company with another corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets ("Substituted Property") with respect to or in exchange for such Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, the Holder shall have the right to purchase and receive upon the basis and upon the terms and conditions specified in the Warrant and in lieu of the Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such Substituted Property as would have been issued or delivered to the Holder if it had exercised this Warrant and had received upon exercise of this Warrant the Common Stock prior to such reorganization, reclassification, consolidation, merger or sale. The Company shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument executed and mailed to the Holder at the last address of the Holder appearing on the books of the Company, the obligation to deliver to the Holder such shares of stock, securities or assets as, in accordance with the foregoing provision, the Holder may be entitled to purchase.

                  (d) Upon any adjustment of the Warrant Exercise Price, the Company shall give written notice thereof, by first-class mail, postage prepaid, addressed to the Holder at the address of the Holder as shown on the books of the Company, which notice shall state the Warrant Exercise Price resulting form such adjustment and the increase or decrease, if any, in the number of shares purchasable at the Warrant Exercise Price upon exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

         4. This Warrant shall not entitle the Holder to any voting rights or other rights as a shareholder of the Company.

         5.       The Holder, by acceptance hereof, represents and warrants that
(a) it is acquiring this Warrant for its own account for investment purposes only and not with a view to its resale or distribution and (b) it has no present intention to resell or otherwise dispose of all or any part of this Warrant. Other than pursuant to registration under federal and state securities laws or an exemption from such registration, the availability of which the Company shall determine in its sole discretion, (y) the Company will not accept the exercise of this Warrant or issue certificates for Warrant Shares and (z) neither this Warrant nor any Warrant Shares may be sold, pledged, assigned or otherwise disposed of (whether voluntarily or involuntarily). The Company may condition such issuance or sale, pledge, assignment or other disposition on the receipt from the party to whom this Warrant is to be so transferred or to whom Warrant Shares are to be issued or so transferred of any representations and agreements requested by the Company in order to permit such issuance or transfer to be made pursuant to exemptions from registration


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under federal and applicable state securities laws. Each certificate representing the Warrant (or any part thereof) and any Warrant Shares shall be stamped with appropriate legends setting forth these restrictions on transferability. The Holder, by acceptance hereof, agrees to give written notice to the Company before exercising or transferring this Warrant or transferring any Warrant Shares of the Holder's intention to do so, describing briefly the manner of any proposed exercise or transfer. Within thirty (30) days after receiving such written notice, the Company shall notify the Holder as to whether such exercise or transfer may be effected.

         6. The Holder of this Warrant shall be entitled to the Registration Rights set forth in Exhibit A hereto.

         7. This Warrant shall be transferable only on the books of the Company by the Holder in person, or by duly authorized attorney, on surrender of the Warrant, property assigned.

         8. Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated orally but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer as of the date set forth above.

                                                MAGSTAR TECHNOLOGIES, INC


                                                By: /s/ Louis S. Matjasko
                                                   -------------------------
                                                    Its: President
                                                         -------------------


THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933 OR UNDER ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD, TRANSFERRED OR PLEDGED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT THE TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE APPLICABLE FEDERAL AND STATE SECURITIES LAWS.


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                                                            Exhibit A to Warrant


                              REGISTRATION RIGHTS

1.       REGISTRATION RIGHTS.

         (a) PIGGYBACK REGISTRATION RIGHTS. If at any time during the period beginning on the date hereof and ending ten years from the date hereof, the Company shall determine to proceed with the actual preparation and filing of a registration statement under the federal Securities Act of 1933 (the "Securities Act") in connection with the proposed offer and sale for money of any of its equity securities by it, the Company will give written notice of its determination to the Holder. Upon the written request of any Holder given within 20 days after receipt of any such notice from the Company, the Company will, except as herein provided, cause all such shares of Company common stock that are acquired by the Holder upon the exercise of this Warrant and with respect to which such Holder has requested registration, to be included in such registration statement, all to the extent requisite to permit the sale or other disposition by such Holder of the shares to be so registered; provided, however, that (i) the Company shall not be required to include this Warrant in any such registration statement, (ii) the Company shall not be required to include any such shares of Common Stock in any such registration for any Holder who is able to sell all such shares during a three-month period beginning on the date such notice is received by such Holder, pursuant to Rule 144 under the Securities Act (or any similar rule or regulation); (iii) the Company shall not be required to give such notice with respect to, or to include shares of Common Stock in, any such registration which is primarily (A) a registration of a stock option plan or other employee benefit plan or of securities issued or issuable pursuant to any such plan, or (B) a registration of securities proposed to be issued in exchange for securities or assets of, or in connection with a merger or consolidation with, another corporation; (iv) the Company shall not be required to include in any such registration any shares of Common Stock previously duly registered under the Securities Act; and (v) the Company may, in its sole discretion, withdraw any such registration statement and abandon the proposed offering in which any such Holder had requested to participate. If any such registration shall be underwritten in whole or in part, the Company may require that the shares requested for inclusion by the Holder pursuant to this section be included in the underwriting on the same terms and conditions as the securities otherwise being sold though the underwriters. In the event that if in the good faith judgement of the managing underwriter of such public offering the inclusion of all the shares originally covered by a request for registration made by all persons other than the Company would reduce the number of shares to be offered by the Company or interfere with the successful marketing of the shares of stock offered by the Company, the number of shares owned by the Holder and otherwise to be included in the underwritten public offering may be reduced, or may be eliminated entirely from such underwritten public offering; provided, however, that any such required reduction shall be pro rata among all persons (other than the Company) who are participating in such offering. Those shares which are thus excluded from the underwritten public offering shall be withheld from the market by the Holder for a


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period, not to exceed 180 days, which the managing underwriter reasonably determines is necessary in order to effect the underwritten public offering.

         (b) FORM S-3 DEMAND REGISTRATION RIGHTS. At any time during which the Company is eligible to register on Form S-3, or a successor form thereto, under the Securities Act a sale of its outstanding Common Stock made solely for the account of any person other than the Company, but ending four (4) years after the date hereof, upon each request by the Holder (each such request shall be in writing and shall state the number of shares to be disposed of and the intended methods of disposition of such shares by such Holder), the Company will promptly take all necessary steps to register all such shares of the Company's common stock that are acquired by the Holder upon the exercise of this Warrant and with respect to which the Holder has requested registration under the Securities Act and such state securities or blue sky laws as the Holder may reasonably request. Notwithstanding the foregoing, the Company shall not be obligated to effect any such registration if (i) the Holder, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell securities on Form S-3 at an aggregate price to the public of less than $250,000; (ii) the Holder is able to sell all such shares during a three-month period, beginning on the date of notice hereunder to the Company, pursuant to Rule 144 under the Securities Act (or any similar rule or regulation); (iii) in a given twelve-month period, after the Company has effected on (1) such registration in any such period; or (iv) such shares of Common Stock have previously been duly registered under the Securities Act. In addition, the Company may, on not more than one occasion, delay the filing of any registration statement requested hereunder to a date not more than 180 days following the date of the Holder's request for registration in the event that the Company has furnished the Holder with a certificate executed by the Company's President or Chief Executive Officer stating that such delay is necessary in order not to significantly adversely affect financing efforts then underway at the Company or not to disclose material non-public information (in which case the expiration date of this Section shall be extended by a period equal to the period of such delay). From and after the date on which the Company has a class of equity securities registered under the Securities Exchange Act of 1934, as amended, the Company will file with the Commission, on a timely basis, all reports required to be filed thereunder and any other documents required to meet the public information requirements of Rule 144(c) under the Securities Act, and, after such time as the Company becomes eligible to use Form S-3, or any comparable or successor form, for the sale of its outstanding Common Stock solely for the account of any person other than the Company, the Company will use its best efforts to maintain such eligibility.

2. REGISTRATION PROCEDURES. If and whenever the Company is required by the provisions of section 1 to effect the registration of any shares under the Securities Act, the Company will:

         (a) prepare and file with the commission a registration statement with respect to such securities, and use its best efforts to cause such registration statement to become and remain effective for such period as may be reasonably necessary to effect the sale of such securities, not to exceed three
(3) months;


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         (b)      prepare and file with the Commission such amendments to such registration statement and supplements to the prospectus contained therein as may be necessary to keep such registration statement effective for such period as may be reasonably necessary to effect the sale of such securities, not to exceed three (3) months;

         (c) furnish to the Holders and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as the Holders and underwriters may reasonably request in order to facilitate the public offering of such securities;

         (d) use its best efforts to register or qualify the securities covered by such registration statement under such state securities or blue sky laws of such jurisdictions as the underwriters may reasonably request within 20 days following the original filing of such registration statement, except that the Company shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified; and

         (e) prepare and promptly file with the Commission and promptly notify the Holders of the filing of such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading.

3.       EXPENSES. With respect to any registration of shares pursuant to section 1, the Company shall bear the following fees, costs and expenses: all registration, filing and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Company, fees and disbursements of counsel for the underwriter or underwriters of such securities (if the Company and/or selling security holders are required to bear such fees and disbursements), all internal Company expenses, the premiums and other costs of policies of insurance against liability arising out of the public offering, and all legal fees and disbursements and other expenses of complying with state securities or blue sky laws of any jurisdictions in which the securities to be offered are to be registered or qualified. Fees and disbursements of counsel and accountants for the Holders, underwriting discounts and commissions and transfer taxes for the Holders and any other expenses incurred by the Holders not expressly included above shall be borne by the Holders.

4. INDEMNIFICATION. In the event that any shares owned by the Holders are included in a registration statement under section 1.

         (a) The Company will indemnify and hold harmless any Holder and any underwriter (as defined in the Securities Act) from and against any and all loss, damage, liability, cost and expense to which any such Holder or any such underwriter may


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become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, damage, liability, cost or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such Holder or such underwriter.

         (b) Each Holder will indemnify and hold harmless the Company and any underwriter from and against any and all loss, damage, liability, cost or expense to which the Company or any underwriter may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in strict conformity with information furnished by such Holder.

         (c) Promptly after receipt by an indemnified party pursuant to the provisions of paragraph (a) or (b) of this section of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions, such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of said paragraph (a) or (b), promptly notify the indemnifying party of the commencement thereof; but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than hereunder. In case such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, if the defendants in any action include both the indemnified party and the indemnifying party and there is a conflict of interest which would prevent counsel for the indemnifying party from also representing the indemnified party, the indemnified party or parties shall have the right to select one separate counsel to participate in the defense of such action on behalf of such indemnified party or parties, which counsel shall be reasonably satisfactory to the indemnifying party. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party pursuant to the provision of said paragraph (a) or (b) for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof


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other than reasonable costs of investigation, unless (i) the indemnified party shall have employed counsel in accordance with the proviso of the preceding sentence, (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after the notice of the commencement of the action, or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party.


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